BUSINESS ACQUISITION	12 Months Ended
Dec. 31, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
BUSINESS ACQUISITION

3. BUSINESS ACQUISITION

The Company accounted for its acquisition in accordance with ASC 805, “Business Combination” (“ASC 805”). The result of the acquiree’s operation has been included in the consolidated financial statements since the acquisition date. The excess of the fair value of the consideration transferred over the fair value of net tangible and intangible assets acquired was recorded as goodwill, which is not deductible for corporate income taxation purposes.

On December 8, 2021, the Company entered into a share purchase agreement with all of the selling shareholders of Zhuge Inc. to acquire 100% equity interests of Zhuge Inc. in exchange for RMB93.5 million consideration in cash and 30,463 ordinary shares of the Company. Zhuge Inc. mainly provided professional data intelligence solutions, and the Group expected to generate synergy with the Cloud-based CC service line after the closing of acquisition. The Group obtained the control of Zhuge Inc. on December 22, 2021 and paid off the cash consideration of RMB93.5 million as of December 31, 2023.

The acquisition was recorded as a business combination. The Group determined the fair values of assets acquired and liabilities assumed for this acquisition with assistance of an independent appraiser. The goodwill resulting from the acquisition is primarily attributable to the assembled workforce and established network of customers around China. The acquired goodwill is not deductible for tax purposes. A summary of identifiable assets acquired and liabilities assumed in connection with the acquisition is as follows:

Purchase consideration:	RMB
cash	93,511
Fair value of 30,463 ordinary shares	300
93,811

Recognized amounts of identifiable assets acquired and liabilities assumed:	December 31, 2021
Cash	6,551
Accounts receivable	815
Prepaid expenses and other current assets	635
Property and equipment, net	19
Intangible assets
Trademark	2,840
Non-compete arrangements	720
Order backlogs	8,560
Customer relationship	-
Technology	6,400
Short-term loan	(5,500)
Accounts payable	(1,220)
Contract liabilities	(4,129)
Accrued expenses and other current liabilities	(12,780)
Deferred income tax liability	(4,630)
Long-term borrowings	(9,144)
Total identifiable assets acquired and liabilities assumed	(10,863)
Goodwill	104,674

The intangible assets consist of trademark, non-compete arrangements, order backlogs, customer relationship and Technology. The fair values of trademark of RMB2,840, non-competition arrangements of RM720, order backlogs of RMB8,560, and Technology of RMB6,400 are amortized over 10 years, 4 years, 4 years and 7 years, respectively on a straight-line basis.

Intangible assets and goodwill arising from the above acquisition was impaired to nil as of December 31, 2022.

The acquisition above did not have a material impact on the Group’s consolidated financial statements, and, therefore, pro forma disclosures have not been presented.